AMENDMENT NO. 1 TO ESCROW AGREEMENT


            Amendment No. 1 to Escrow Agreement (this "Agreement"), dated as of February 1, 2000, by and among Liberty Food Group, LLC, a Delaware limited liability company (the "Buyer"), Ferro Foods Corporation, a New York corporation, Frank Ferro, Sr. and Frank Gambino (collectively, the "Seller"), and Herrick, Feinstein LLP (the "Escrow Agent").

                                    RECITALS

            WHEREAS, the parties hereto have executed the Escrow Agreement dated as of November 23, 1999 (the "Escrow Agreement"; capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Escrow Agreement) pursuant to which, among other things, the Shares were subject to escrow until a financial accommodation to satisfy the Debt was in place which was satisfactory to the Buyer;

            WHEREAS, since the financial accommodation was not in place at the time stipulated for in the Escrow Agreement, the Buyer and the Seller wish to amend the Escrow Agreement upon the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Each of the Sellers hereby acknowledges that the Buyer and its business have been economically harmed and the value of the Purchased Assets has been diminished as a result of the failure of the establishment of the financial accommodation to satisfy the Debts as required pursuant to the terms of the Purchase Agreement and Escrow Agreement. Accordingly, the Sellers and the Buyer agree as follows:

                  (i) 67,000 of the Shares belonging to Ferro Foods Corporation shall be released from escrow and transferred to Suan Investments (50,400);
Martin Siegel (8,000); Stoubridge Investments (5,600), Eli Goldin (2,500) and Ira Dick (500).

                  (ii) The balance of the Shares (1,933,000) (hereinafter referred to as the "Escrow Shares") shall remain subject to escrow and released only upon the written instructions of the Buyer. It is the intention of the Seller that the Escrow Shares shall be used, to the extent possible, to satisfy outstanding debts and liabilities of the Business and the Purchased Assets.

            2. Seller hereby agrees, acknowledges and confirms that (i) the Escrow Shares shall not be released to the Seller unless and until the Buyer is satisfied, in its sole and absolute discretion, that all liabilities or obligations of the Business and any liabilities or obligations of the Seller or the Principals in connection with or related to the Business or the Purchased Assets have been satisfied and (ii) the Seller shall have no rights to the Escrow Shares until and unless the Buyer releases said shares, in said amount and at times to be determined in the sole discretion of the Buyer.

            3. The Seller hereby agrees that the Escrow Agent shall be entitled to act upon the receipt of a letter from the Buyer instructing the Escrow Agent as to whom any portion of the Escrow Shares shall be delivered.

            4. Entire Agreement. This Agreement and the Escrow Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral negotiations, representations, agreements, commitments, contracts or understandings with respect thereto and no modification, alteration or amendment to this Agreement may be made unless the same shall be in writing and signed by both parties hereto.

            5. Full Force and Effect. Other than as specifically set forth in this Agreement, all terms and conditions of the Escrow Agreement shall remain in full force and effect. All references to the Escrow Agreement after the date hereof shall automatically be deemed to include this Agreement, and, accordingly, without limiting the generality of this sentence, it is understood and agreed that the defined term "Agreement" includes, collectively, the Escrow Agreement and this Agreement.

            6.    Governing   Law.  This  Agreement  and  the  rights  of  the
                  ---------------
parties shall be governed by, and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

            7.    References.   The  headings  in  this   Agreement   are  for
                  ----------
 convenience of reference only and not for any other purpose.

            8.    Counterparts.  This  Amendment  may  be  executed  in one or
                  ------------
 more counterparts and as so executed shall constitute one agreement binding on the Seller and the Buyer.



       [Remainder of Page Intentionally Omitted; Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                                     HERRICK, FEINSTEIN LLP
                                     as Escrow Agent


                                     By: /s/
                                          Name: Herrick, Feinstein LLP


                                     FERRO FOODS CORPORATION

                                             /s/
                                     -------------------------------
                                     Frank Ferro, Sr.
                                     President

                                             /s/
                                     --------------------------------
                                     Frank Gambino
                                     Secretary & Tresurer



                                     LIBERTY FOOD GROUP, LLC

                                     By:  LIBERTY GROUP HOLDINGS, INC.,
                                          f/k/a BIO-RESPONSE, INC.,
                                                its sole member


                                          By:   _____/s/____________________
                                                Name: Barry Hawk
                                                Title: President